Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions
Related Party Transactions

11. Related Party Transactions

Management Services:  Pursuant to a ship management agreement between each of the vessel owning companies and Danaos Shipping Company Limited (the “Manager”), the Manager acts as the fleet’s technical manager responsible for (i) recruiting qualified officers and crews, (ii) managing day to day vessel operations and relationships with charterers, (iii) purchasing of stores, supplies and new equipment for the vessels, (iv) performing general vessel maintenance, reconditioning and repair, including commissioning and supervision of shipyards and subcontractors of drydock facilities required for such work, (v) ensuring regulatory and classification society compliance, (vi) performing operational budgeting and evaluation, (vii) arranging financing for vessels, (viii) providing accounting, treasury and finance services and (ix) providing information technology software and hardware in the support of the Company’s processes. The Company’s controlling shareholder also controls the Manager.

On August 10, 2018, the term of the Company’s management agreement with the Manager was extended until December 31, 2024. The Manager agreed to apply all or some of the amount of DIL’s unfulfilled obligations, if any, under the Backstop Agreement as a credit towards any fees payable by the Company to the Manager. Pursuant to the management agreement, the management fees are as follows for the years presented in the Consolidated Statements of Operations: i) a daily management fee of $850, ii) a daily vessel management fee of $425 for vessels on bareboat charter and  iii) a daily vessel management fee of $850 for vessels on time charter. Additionally, the fee of 1.25% on gross freight, charter hire, ballast bonus and demurrage with respect to each vessel in the fleet and the fee of 0.5% based on the contract price of any vessel bought and sold by the Manager on the Company’s behalf are due to the Manager.

Management fees in 2018 amounted to approximately $16.8 million (2017: $16.9 million, 2016: $17.1 million), which are presented under “General and administrative expenses” on the Consolidated Statements of Operations. Commissions to the Manager in 2018 amounted to approximately $5.4 million (2017: $5.3 million, 2016: $6.3 million), which are presented under “Voyage expenses” in the Consolidated Statements of Operations.

The Company pays advances on account of the vessels’ operating expenses. These prepaid amounts are presented in the consolidated balance sheet under “Due from related parties” totaling $18.0 million and $34.0 million as of December 31, 2018 and 2017, respectively.

The Company employs its executive officers. The executive officers received an aggregate of €2.7 million ($3.2 million), €1.5 million ($1.8 million) and €1.5 million ($1.7 million) in compensation for the years ended December 31, 2018, 2017 and 2016, respectively.  An amount of $0.6 million was due to executive officers and is presented under “Accounts payable” in the Consolidated Balance Sheet as of December 31, 2018.

Dr. John Coustas, the Chief Executive Officer of the Company, is a member of the Board of Directors of The Swedish Club, the primary provider of insurance for the Company, including a substantial portion of its hull & machinery, war risk and protection and indemnity insurance. During the years ended December 31, 2018, 2017 and 2016 the Company paid premiums to The Swedish Club of $3.9 million, $4.6 million and $5.6 million, respectively, which are presented under Vessel operating expenses in the Consolidated Statements of Operations. As of December 31, 2018 and 2017, the Company did not have any outstanding balance to The Swedish Club.